UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

TMC the metals company Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39281	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

595 Howe Street, 10th Floor Vancouver, British Columbia, Canada	V6C 2T5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 252-9333

Sustainable Opportunities Acquisition Corp.

1601 Bryan Street, Suite 4141
Dallas, Texas 75201
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
TMC Common Shares without par value	TMC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one TMC Common Share, each at an exercise price of $11.50 per share	TMCWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 9, 2021, the management of TMC the metals company Inc. (the “Company”) presented at the 10th Annual Gateway Conference.

Furnished herewith as Exhibit 99.1 is the transcript of the presentation at the 10th Annual Gateway Conference.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1, that is provided solely in connection with Regulation FD.

The information contained in the transcript, which was prepared by Gateway, is a textual representation of the Company’s presentation. There may be material errors, omissions or inaccuracies in the reporting of the contents of the presentation. The Company assumes no responsibility to correct or update the third-party transcript. Users are advised to review the Company’s filings with the U.S. Securities and Exchange Commission before making any investment or other decisions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Conference Transcript, dated September 9, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2021	TMC the metals company Inc.

	By:	/s/ Gerard Barron
		Name:	Gerard Barron
		Title:	Chief Executive Officer

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